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                                                                      Exhibit 23





INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements No. 33-46840, 33-51159 and 33-12576 (on Form S-8) and No. 33-5582 (on Form S-3) of
United Parcel Service of America, Inc. of our report dated February 9, 1994, appearing in this Annual Report on Form 10-K of United Parcel Service of America, Inc. for the year ended December 31, 1993.





DELOITTE & TOUCHE

Atlanta, Georgia
March 28, 1994